Exhibit 10.3

Confidential and Proprietary Information of Aspen Aerogels

Amended and Restated Side Agreement between

BASF Polyurethanes GmbH and Aspen Aerogels, Inc.

This amended and restated Side Agreement (“Side Agreement”) is made the latest date set forth below (the “Effective Date”) by BASF Polyurethanes GmbH, Elastogranstraße 60, 49443 Lemförde, Germany (“BASF”) and Aspen Aerogels, Inc., 30 Forbes Road, Building B, Northborough, MA 01532, United States of America (“ASPEN”). BASF and ASPEN are each individually referred to as a “Party” and collectively as the “Parties”.

The Parties have entered into an amended and restated Supply Agreement (the “Supply Agreement”) dated as of the Effective Date providing, inter alia, for the supply by ASPEN of certain products to BASF. This Side Agreement is the Side Agreement referred to in the Supply Agreement establishing the pricing of Products sold under the Supply Agreement.

Capitalized terms used herein and not otherwise defined have the meanings as defined in the Supply Agreement.

1.Calculation of Price. The Price of Product sold by ASPEN and purchased by BASF or its Affiliates under the Supply Agreement for calendar year [***] will be set to [***] per square foot. The price for each successive calendar year will be determined on or before [***] of the previous calendar year by reference to the following cost-plus formula:

Price = [***] Cost [***]

[***] Cost for the calendar year [***] will be set at [***] per square foot. [***] Cost for each successive calendar year will be determined on or before [***] of the previous calendar year by ASPEN in good faith and consistent with past practice (adjusted if necessary to reflect [***]). Such [***] Cost will include [***].

[***] for calendar year [***] will be [***]. [***] for each successive calendar year will be calculated by adding [***] of [***] Cost, or subtracting [***] of [***] Cost, [***], to the then [***]. However, in no case shall [***] be less than [***]

Notwithstanding the foregoing, [***]. However, under no circumstance is Aspen obliged to reveal to BASF directly or BASF entitled to request from Aspen any details about the customers [***]. Section 4.3 of the Supply Agreement shall apply to ASPEN records related to [***].

2.Calculation of [***] Cost. [***] Cost [***] will be the sum of [***] and [***]. For any period, [***] will be determined by ASPEN in good faith and consistent with past practice (adjusted if necessary to reflect [***]). [***] developed by Aspen will be subject to BASF audit rights as set forth in Section 4.3 of the Agreement.

For purposes of the calculation of [***] Cost:

[***] is [***] based on standard product formulation. [***] will include, without limitation, [***] that are required to manufacture Products that meet the Specifications.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] is the [***], to convert the raw materials into saleable Products that meet Specifications. [***] will [***].  [***] will include the [***] included in [***] by Aspen consistent with past practice and in accordance with U.S. GAAP.

Normalized Full Capacity is the projected sustainable annual output of Products in the normal course of operations for Aspen’s manufacturing assets in service at any point in time.

3.Successor Products. The Price of Successor Products (if any) shall be determined at the time the Parties agree to include the supply of such Successor Products under the terms of the Supply Agreement. No product will be deemed a Successor Product unless and until the Parties have agreed on the Price of such Successor Products.

4.Confidential Information. The terms of this Side Agreement will be deemed Confidential Information of ASPEN for purposes of Section 10 of the Supply Agreement.

[signature page follows]

Agreed and accepted.

ASPEN AEROGELS, INC.      BASF POLYURETHANES GMBH

/s/ John F. Fairbanks [***] [***]

Name: John F. FairbanksName: [***]Name: [***]

Title: Chief Financial OfficerTitle: [***]Title: [***]

Date: February 16, 2018Date: 02-16-2018 Date: 02-16-2018

77393948v.1

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.